UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2006

GREATER BAY BANCORP

(Exact name of registrant as specified in its charter)

California	0-25034	77-0387041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 University Avenue, 6th Floor East Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 813-8200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition.

On August 4, 2006, Greater Bay Bancorp (the “Registrant”) issued a press release regarding its results of operations and financial condition for the second quarterly period ended June 30, 2006. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release is considered to be “filed” under the Securities Exchange Act of 1934.

Item 8.01 Other Events

On July 31, 2006, the Registrant announced that its trust subsidiary, GBB Capital V, will redeem all of its 9.0% Trust Preferred Securities on August 31, 2006. As part of the redemption, the Registrant will also retire the $106,702,000 principal amount of 9.0% Junior Subordinated Deferrable Interest Debentures issued to GBB Capital V. A copy of the press release announcing the redemption is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a) Financial statements of businesses acquired. None

(b) Pro forma financial information. None

(c) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 4, 2006, deemed “filed” under the Securities Exchange Act of 1934

99.2	Press Release dated July 31, 2006 announcing redemption of GBB Capital V Trust Preferred Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greater Bay Bancorp
(Registrant)

Date: August 4, 2006	By:	/s/ Linda M. Iannone
Linda M. Iannone Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated August 4, 2006, deemed “filed” under the Securities Exchange Act of 1934

99.2	Press Release dated July 31, 2006 announcing redemption of GBB Capital V Trust Preferred Securities